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                                                             EXHIBIT 10(iii)(bb)


                                    AGREEMENT


THIS AGREEMENT is made as of November 14, 2000 by and among Armstrong Holdings, Inc. ("Holdings"), Armstrong World Industries, Inc. ("World") and Triangle Pacific Corp. ("Triangle Pacific");

WHEREAS, Triangle Pacific is a party an Employment Agreement of even date (the "Riddick Employment Agreement") with Frank A. Riddick, III (the "Executive"), pursuant to which Triangle Pacific has become the Executive's employer and has become obliged for the Executive's compensation and other contractual rights under that Agreement; and

WHEREAS, Triangle Pacific and World are parties to a Consulting Agreement dated January 1, 1999 (the "Consulting Agreement") as well as to certain other subsequent arrangements between them pursuant to which World has provided certain services and Triangle Pacific has paid World therefor; and

WHEREAS, Holdings and World are parties to an Affiliate Agreement dated May 1, 2000, as amended by a Management Services Agreement dated August 7, 2000 (the "Management Services Agreement") pertaining to the allocation of responsibility for certain expenses between them, including payment of compensation due the executive for his services up to this date, which they wish to modify in this Agreement; and

WHEREAS, for administrative purposes, Triangle Pacific desires World to fulfill certain of Triangle Pacific's obligations to the Executive under the Riddick Employment Agreement and World is willing to do so as provided herein;

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1. World shall pay and otherwise provide to Executive the compensation and benefits to which Executive is entitled from Triangle Pacific under the Riddick Employment Agreement until such time as either (i) World notifies Triangle Pacific in writing that it will no longer continue to do so, or
     (ii) Triangle Pacific notifies World in writing that it no longer desires World to continue to do so. World will contemporaneously cease payments to the Executive on Holdings' behalf under the Management Services Agreement.

2. Triangle Pacific shall reimburse World from time to time, but no less frequently than annually, for the cost of the compensation and benefits which World pays and provides to the Executive pursuant to Section 1, such cost to be reasonably determined by the finance departments of World and Triangle Pacific, respectively. The Consulting Agreement is hereby terminated, and no further payments thereunder will be owed by Triangle Pacific to World. Instead, henceforth World will track actual services provided to Triangle Pacific outside of those parties' existing expense allocation arrangements, and will from time to time, but no less frequently than annually, bill Triangle Pacific for the extra cost to World of providing those services over and above its cost of providing such services for its own operations. All other specific expense allocation and service agreements between those parties, such as for computer services, shall continue on their existing terms.

3. Any disputes among or between the parties pertaining hereto will be handled according to the dispute resolution procedures set out in the Affiliate Agreement, which Triangle Pacific hereby adopts.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ARMSTRONG HOLDINGS, INC.                   TRIANGLE PACIFIC CORP.

By:                                        By:
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Name:                                      Name:
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Title:                                     Title:
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ARMSTRONG WORLD INDUSTRIES, INC.

By:
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Name:
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Title:
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